EXHIBIT 10.2
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                                  CHATTEM, INC.
                                  -------------
                            (a Tennessee corporation)



                      2% Convertible Senior Notes due 2013







                          SECURITIES PURCHASE AGREEMENT







Dated:  November 16, 2006

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

                                  Chattem, Inc.
                                  -------------

                            (a Tennessee corporation)
                            -------------------------

                                  $125,000,000
                                  ------------
                      2% Convertible Senior Notes due 2013
                      ------------------------------------

                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

                                                               November 16, 2006

Ladies and Gentlemen:

       Chattem, Inc., a Tennessee corporation (the "Company"), and the several purchasers named on the signature pages hereto (each a "Purchaser" and together the "Purchasers") agree that each Purchaser will purchase from the Company and the Company will issue and sell to such Purchaser, subject to the terms and conditions set forth herein, the aggregate principal amount of the Company's Convertible Senior Notes due 2013 (the "Securities") set forth on such
Purchaser's signature page attached hereto. The Securities are to be issued pursuant to an indenture to be dated as of November 22, 2006 (the "Indenture") between the Company and U.S. Bank, National Association, as trustee (the "Trustee"). The Securities will be delivered through book entry facilities of The Depository Trust Company ("DTC"), to an account specified by each Purchaser on its signature page and will be released by U.S. Bank, National Association (the "Escrow Agent") to such Purchaser at the Closing (as defined in Section 2(b)).

       The Securities are convertible, subject to certain conditions as described in the Final Private Placement Memorandum (as defined below), prior to maturity into shares of common stock, without par value, of the Company (the "Common Stock") in accordance with the terms of the Securities and the Indenture.

       The Securities are being offered to qualified institutional buyers ("QIBs") within the meaning of Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to a private placement exemption from registration under the 1933 Act. On or prior to the Closing Time (as defined in Section 2(b)), the Company will enter into a registration rights agreement with the Purchasers (the "Registration Rights Agreement"), pursuant to which, subject to the conditions set forth therein, the Company will be required to file and use its commercially reasonable efforts to have declared effective a registration statement (the "Registration Statement") under the 1933 Act to register resales of the Securities and the shares of Common Stock issuable upon conversion thereof.

       The Company has (a) prepared and delivered to each Purchaser copies of a preliminary private placement memorandum dated November 13, 2006 and (b) has prepared and will deliver to each Purchaser, as promptly as possible prior to the Closing Time, copies of a final private placement memorandum dated November 16, 2006 (the "Final Private Placement Memorandum"). "Private Placement Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent private placement memorandum (whether the Preliminary Private Placement Memorandum or the Final Private Placement Memorandum, or any amendment or supplement to either such document), including exhibits thereto, if any, and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Purchasers.

       All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Private Placement Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Private Placement Memorandum; and all references in this Agreement to amendments or supplements to the Private Placement Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act") which is incorporated by reference in the Private Placement Memorandum.

       The preliminary private placement memorandum dated November 13, 2006, as amended and supplemented, including any documents filed under the 1934 Act prior to the date hereof and incorporated by reference therein, is referred to herein as the "Preliminary Private Placement Memorandum."

       SECTION 1. Representations and Warranties by the Company.

              (a) Representations and Warranties. The Company represents and warrants to each Purchaser as of the date hereof and as of Closing Time referred to in Section 2(b) hereof, and agrees with each Purchaser, as follows:

                     (i) Preliminary Private Placement Memorandum and Final Private Placement Memorandum. Neither the Preliminary Private Placement Memorandum, as of the date of this agreement (exclusive of any pricing terms and related information), nor the Final Private Placement Memorandum, as of its date and as of the Closing Time, includes or will include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company notes that it has not filed, and will not file prior to the closing of the transactions contemplated hereby, historical and pro forma financial statements relating to the proposed acquisition of the U.S. rights to five brands from Johnson & Johnson and the consumer health care business of Pfizer with the Securities and Exchange Commission, and in connection with the purchase of the Securities the Purchasers will not have access to such financial information.

                     (ii) Incorporated Documents. The Private Placement Memorandum as delivered from time to time shall incorporate by reference the most recent Annual Report of the Company on Form 10-K filed with the Securities and Exchange Commission (the "Commission") and each Quarterly Report of the Company on Form 10-Q and each Current Report of the Company on Form 8-K filed with the Commission since the end of the fiscal year to which such Annual Report relates. The documents incorporated or deemed to be incorporated by reference in the Private Placement Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations").

                     (iii) Independent Accountants. The accountants who expressed their opinion with respect to the financial statements and supporting schedules included in the Private Placement Memorandum are a registered public accounting firm and independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the rules and regulations thereunder (the "1933 Act Regulations").


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

                     (iv) Financial Statements. The financial statements, together with the related schedules and notes, included in the Private Placement Memorandum, present fairly in all material respects the financial position of the Company and its subsidiaries at the dates indicated and the statement of operations, shareholders' equity and cash flows of the Company and its subsidiaries for the periods specified, except as noted in the notes thereto; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Private Placement Memorandum, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data included in the Private Placement Memorandum present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Private Placement Memorandum.

                     (v) No  Material  Adverse  Change  in  Business.  Except as
              disclosed in the Private Placement Memorandum, since the respective dates as of which information is given in the Private Placement Memorandum, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                     (vi) Good  Standing of the  Company  and its  Subsidiaries.
              Each of the Company and its subsidiaries has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Private Placement Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Private Placement Memorandum, all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any subsidiary was issued in violation of any preemptive or similar rights of any securityholder of such subsidiary.

                     (vii) Capitalization and Other Capital Stock Matters. The total shareholders' equity of the Company is as set forth in the Private Placement Memorandum in the column entitled "Actual" under the caption "Capitalization" as of the respective dates set forth therein, and the actual, authorized, issued and outstanding number of shares of Common Stock of the Company is as set forth in the section entitled "Description of Capital Stock" in the Private Placement Memorandum as of the date set forth therein, and there have been no changes to such amounts (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, employee benefit plans referred to in


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

              the Private Placement Memorandum or pursuant to the exercise of convertible securities or options referred to in the Private Placement Memorandum). The Common Stock conforms in all material respects to the description thereof set forth in the Private Placement Memorandum. All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof into shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion in accordance with the terms of the Securities, will be validly issued and will be fully paid and non-assessable; no holder of such shares will be subject to personal liability by reason of being such a holder; and the issuance of such shares upon such conversion will not be subject to the preemptive or other similar rights of any securityholder of the Company. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or its subsidiaries other than those described in the Private Placement Memorandum (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, employee benefit plans referred to in the Private Placement Memorandum or pursuant to the exercise of convertible securities or options referred to in the Private Placement Memorandum). The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth or incorporated by reference in the Private Placement Memorandum, accurately and fairly describes such plans, arrangements, options and rights in all material respects.

                     (viii) Stock Exchange Listing. The Common Stock is registered pursuant to Section 12(b) of the 1934 Act and is listed on the Nasdaq Global Market (the "NASDAQ"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the NASDAQ, nor has the Company received any notification that the Commission or the NASDAQ is contemplating terminating such registration or listing.

                     (ix) Corporate Power. The Company has corporate right, power and authority to execute and deliver this Agreement, the Securities, the Indenture, the Escrow Agreement and the
              Registration Rights Agreement (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

                     (x) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                     (xi) Authorization of the Indenture. The Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                     (xii) Authorization of the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and, at the Closing Time, will be duly executed and delivered by, and will constitute a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and, as to rights of indemnification, by principles of public policy.

                     (xiii) Authorization of the Securities. The Securities have been duly authorized and, at Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

                     (xiv) Description of Transaction Documents. The description of the Transaction Documents and the rights, preferences and privileges of the capital stock of the Company, including the shares of Common Stock issuable upon conversion of the Securities, contained in the Final Private Placement Memorandum, are accurate in all material respects.


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

                     (xv) Absence of Defaults and Conflicts. Neither the Company
              nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of the Transaction Documents and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Private Placement Memorandum and the consummation of the transactions contemplated herein and in the Private Placement Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Private Placement Memorandum under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                     (xvi) Absence of Proceedings. Except as otherwise disclosed in the Private Placement Memorandum, there is no action, suit or proceeding before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or its subsidiaries which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder.

                     (xvii) Absence of Manipulation.  Neither the Company nor to its knowledge any affiliate, as such term is defined in Rule 501(b) under the 1933 Act ("Affiliate"), of the Company has taken, nor will the Company or any Affiliate of the Company take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.


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

                     (xviii)  Possession  of  Intellectual  Property.  Except as otherwise disclosed in the Private Placement Memorandum, the Company and its subsidiaries own or possess adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") related to the business now operated by them, and neither the Company nor its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                     (xix) Absence of Further  Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by the Transaction Documents or for the due execution, delivery or performance of the Transaction Documents by the Company, except (A) such as have been already obtained or will be made on or prior to the Closing Time, (B) as may be required under the securities or blue sky laws of the various states in which the Securities will be offered or sold and the 1933 Act and 1933 Regulations with respect to the registration of the resale of the Securities under the 1933 Act pursuant to the Registration Rights Agreement and the Trust Indenture Act of 1939, and (C) the listing requirements of NASDAQ, except those which, singly or in the aggregate, if not made would not result in a Material Adverse Effect or would have a material effect on the consummation of the transactions contemplated by the Transaction Documents.

                     (xx) Possession of Licenses and Permits. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

                     (xxi) Title to Property. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(iv) above (or elsewhere in the Private Placement Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except (i) for liens for taxes not yet due or payable, (ii) as otherwise disclosed in the Private Placement Memorandum or (iii) as would not, individually or in the


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

              aggregate, reasonably be expected to have a Material Adverse Effect. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary to an extent that would reasonably be expected to have a Material Adverse Effect.

                     (xxii) Environmental Laws. Except as described in the Private Placement Memorandum and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect,
              (A) neither the Company nor its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, or proceedings relating to any Environmental Law pending or, to the Company's knowledge, threatened against the Company or its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or its subsidiaries relating to Hazardous Materials or Environmental Laws.

                     (xxiii) Accounting  Controls and Disclosure  Controls.  The
              Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets;
              (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Private Placement Memorandum, since the end of the Company's most recent audited fiscal year, there has been (1) no material weakness in the Company's internal control over financial reporting (as defined in Rules 13a-15 and 15d-15 under the 1934 Act Regulations) (whether or not remediated) and (2) no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting. The Company and each of its subsidiaries employ disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the 1934 Act Regulations) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the Company's management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

                     (xxiv) Compliance with the Sarbanes-Oxley  Act. The Company and its officers and directors are in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act") that, with respect to the Company, are effective as of the date hereof.

                     (xxv) Payment of Taxes. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except such taxes that are being contested in good faith and as to which adequate reserves have been provided as set forth in the following sentence and except where the failure to file or failure to pay would not, individually or in the aggregate, have a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(iv) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

                     (xxvi) Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally deemed adequate and customary for the businesses in which they are currently engaged and all such insurance is in full force and effect, except in each case as would not reasonably be expected to have a Material Adverse Effect. The Company has no reason to believe that it or its subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

                     (xxvii)   Investment   Company  Act.  The  Company  is  not
              required, and after giving effect to the issuance and sale of the offered Securities and the application of the net proceeds therefrom as described in the Private Placement Memorandum under "Use of Proceeds," will not be required, to register as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

                     (xxviii)  Registration  Rights.  There are no persons  with registration rights or other similar rights to have any securities registered by the Company under the 1933 Act, other than with respect to the registration of the resale of the Securities under the 1933 Act pursuant to the Registration Rights Agreement.

                     (xxix) Similar Offerings. Neither the Company nor to its knowledge any of its Affiliates has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the offered Securities to be registered under the 1933 Act.

                     (xxx) Rule 144A  Eligibility.  The  Securities are eligible for resale pursuant to Rule 144A and will not be, at Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

                     (xxxi) No General  Solicitation.  Subject to  compliance by
              Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Placement Agent") with its representations and warranties in the Placement
              Agent Agreement dated November 13, 2006 ("Placement Agent Agreement"), none of the Company, to its knowledge, its Affiliates or any person acting on its or any of their behalf has engaged or will engage, in connection with the offering of the offered
              Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

                     (xxxii) No Registration Required.  Subject to compliance by the Purchasers with the representations and warranties of the Purchasers and the procedures set forth in Section 6 hereof and the Placement Agent with its representations and warranties in the Placement Agent Agreement, it is not necessary in connection with the offer, sale and delivery of the offered Securities to the Purchasers in the manner contemplated by this Agreement and the Private Placement Memorandum to register the Securities under the 1933 Act or, until the Registration Statement is declared effective by the Commission, to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

                     (xxxiii) ERISA Compliance. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or its subsidiaries, any member of any group of organizations described in Sections 414, or of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or its subsidiaries is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" subject to Title IV of ERISA established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any

              "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

                     (xxxiv)  Regulatory  Matters.  The  statements  made in the
              Private Placement Memorandum under the captions "Risk Factors - Risk Factors Related to Our Business - Our business is regulated by numerous federal, state and foreign governmental authorities, which subjects us to elevated compliance costs and risk of non-compliance" and "Business - Government Regulation," (collectively, the "Regulatory Sections") fairly present in all material respects the federal food and drug regulatory related laws and regulations, and all pending or to the Company's knowledge threatened legal or governmental proceedings relating to such laws or regulations that are material to the Company's business in light of the applicable disclosure requirements under the 1934 Act. The Company's business, as described in the Private Placement Memorandum, is being conducted in all material respects in compliance with applicable requirements under the Federal Food, Drug and Cosmetics Act (the "FDC Act") and any regulations issued thereunder and to the best of the Company's knowledge there is no reason for the Food and Drug Administration (the "FDA") or the Federal Trade Commission (the "FTC") to initiate enforcement proceedings against the Company, its agents, employees or products for any act or omission related to the Company's business. Except as disclosed in the Private Placement Memorandum, there are no administrative enforcement or legal actions pending or to the best of the Company's knowledge threatened, against the Company by the FDA or by the FTC and no material administrative enforcement or legal actions pending or to the best of the Company's knowledge threatened, against the Company by any other federal, state or local regulatory agency. To the best of the Company's knowledge, all of the facilities contracted by the Company to manufacture the Company's products are in compliance in all material respects with the applicable portions of the FDA's good manufacturing practice regulations and with any similar manufacturing practice regulations imposed by any state, local, or foreign government authority which are applicable to such facilities. The execution and delivery of the Purchase Agreement and the consummation of the transaction contemplated in the Purchase Agreement, in and of themselves, (A) do not and will not (1) violate any requirement of the FDC Act or any regulation issued thereunder, (2) result in the creation of a lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries due to the operation of the FDC Act or any regulation issued thereunder, and
              (B) do not require any consent or approval by the FDA, the FTC or any other federal, state or local regulatory agency.

                     (xxxv) Public Officials. Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law, which violation would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or of the character necessary to be disclosed in the Private Placement Memorandum in order to make the statements therein not misleading in any material respect.

              (b) Officer's Certificates. Any certificate signed by any officer of the Company or its subsidiaries delivered to Sidley Austin LLP (the "Designated Investor's Counsel") shall be deemed a representation and warranty by the Company to each Purchaser as to the matters covered thereby.

       SECTION 2. Sale and Delivery to the Purchasers; Closing.

              (a) Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Purchaser, severally and not jointly, and each Purchaser, severally and not jointly, agrees to purchase from the Company, up to the aggregate principal amount of Securities set forth on such Purchaser's signature page hereto, at a price of 100% of the principal amount thereof. Each Purchaser acknowledges that, in accordance with the provisions of this Section 2, the Company may sell to the Purchaser, and the Purchaser will purchase, less than all of the aggregate principal amount of Securities set forth on such Purchaser's signature page hereto.

              (b) Payment. The completion of the purchase and sale of the Securities (the "Closing") shall occur at the offices of the Company's counsel, Miller & Martin, PLLC, on November 22, 2006, (the "Scheduled Closing Date") at 10 A.M. (Eastern), unless the Closing is delayed by the Company pursuant to the following paragraph (the time at which the Closing occurs being the "Closing Time"). At the Closing, (i) the Company shall cause the Escrow Agent to deliver to the Purchasers the Securities registered in the name of the applicable Purchasers, and (ii) the aggregate purchase price for the Securities shall be delivered by the Escrow Agent on behalf of the Purchasers to the Company.

       The Closing shall occur at the Scheduled Closing Date (i) if the aggregate amount of funds deposited by the Purchasers with the Escrow Agent is at least $125 million on such date and (ii) the conditions set forth in Section 5 are satisfied. If the aggregate amount of funds deposited by the Purchasers with the Escrow Agent is less than $125 million on the Scheduled Closing Date, the Company may either (a) proceed with the Closing on such date provided that the aggregate funds on deposit with the Escrow Agent exceed $50 million or (b) delay the Closing until a date that is no later than November 30, 2006, (the "Delayed Closing Date"), at which time the Closing shall occur if, at such time, at least $125 million in aggregate amount of funds shall have been deposited by the Purchasers with the Escrow Agent. If the Closing is delayed pursuant to clause (b) above and the aggregate amount of funds deposited by the Purchasers with the Escrow Agent remains less than $125 million on the Delayed Closing Date, the Company may either (x) proceed with the Closing on the Delayed Closing Date provided that the aggregate funds on deposit with the Escrow Agent exceed $50 million or (y) terminate this Agreement on the Delayed Closing Date without liability on the part of the non-defaulting Purchasers or on the part of the Company, except for the Company's obligation to pay Purchaser's fees and expenses in accordance with Section 4. Nothing contained herein shall relieve a defaulting Purchaser of any liability it may have to the Company or any non-defaulting Purchaser for damages caused by its default.

       If, (i) on the Scheduled Closing Date or (ii) on the Delayed Closing Date, any Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase, the Company and the non-defaulting Purchasers may in their discretion arrange for the purchase of such Securities by any Purchaser on the terms contained in this Agreement, which purchase shall occur (a) if the Closing occurs on the Scheduled Closing Date, on the Scheduled Closing Date or at any time thereafter until the Delayed Closing Date or (b) if the Closing occurs on the Delayed Closing Date, on the Delayed Closing Date, or (c) with respect to defaults that occur on the Delayed Closing Date, as soon as practicable after the Delayed Closing Date.

       If the Company accepts the Purchaser's offer to buy Securities in whole or in part, the Company or its representatives shall notify each Purchaser at the telephone number provided on such Purchaser's signature page thereto of the precise amount of Securities that the Company shall sell to such Purchaser and such Purchaser shall buy. Payment by a Purchaser for the Securities shall be made by wire transfer of immediately available funds to the Escrow Agent in accordance with instructions below. If the Escrow Agent determines that the conditions to the Closing are satisfied, it shall deliver each Purchaser's payment to the Company and the corresponding Securities to the DTC account specified in the Purchaser signature pages hereto. If such conditions to the Closing are not satisfied, the Escrow Agent shall return each Purchaser's funds to the applicable Purchaser promptly following the termination of this Agreement and the Delayed Closing Date but in any extent not later than the business day following the Delayed Closing Date.

       Subject to the provisions of the second and third preceding paragraphs, the Company's obligation to issue and sell the Securities to the Purchasers shall be subject only to the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchasers' respective obligations to purchase the accepted Securities shall be subject to the conditions set forth in
Section 5 hereof.

       Promptly after the Company notifies each Purchaser of the Securities that the Company shall sell to such Purchaser, but in any event no later than one business day prior to the Scheduled Closing Date, such Purchaser shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Securities being purchased by such Purchaser to the following account designated by the Company pursuant to the terms of the Escrow Agreement (the "Escrow Agreement") a copy of which is attached hereto as Exhibit C relating to the offering of the Securities and entered into by and among the Company and the Escrow Agent:

              Bank Name:                U.S. Bank, N.A.
              Bank ABA:                 091000022
              BNF Acct.:                USBANK CT SOUTHEAST WIRE CLRG
              BNF A/C:                  173103781824
              OBI Acct.:                A/C 107192000
              Ref Acct. Name:           Chattem Conv Notes Escrow
              Re:                       Chattem, Inc. {Exact Name of Account to
                                        be Credited with Securities}
              Attn:                     Jaci L. Kitch
              Tel. No.:                 (615) 251-0718

       Such funds shall be held in escrow until the Closing and delivered by the Escrow Agent on behalf of the Purchasers to the Company upon the satisfaction of the conditions to the obligations of the Purchasers set forth in Section 5 hereof.

              (c) Settlement. Prior to or promptly after the execution of this Agreement by the Purchasers and the Company, each Purchaser shall direct the broker-dealer at which the account or accounts to be credited with its Securities are maintained (which broker/dealer shall be a DTC participant) to set up a Deposit/ Withdrawal at Custodian ("DWAC") instructing the Escrow Agent to credit such account or accounts with the Securities by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Securities, which date shall be provided to the Purchasers. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow described in Section 2(b), the Company shall direct the Escrow Agent to credit each Purchaser's account or accounts with the Securities pursuant to the information contained in the DWAC.

       SECTION 3. Covenants of the Company. The Company covenants with each Purchaser as follows:

              (a) Qualification of Securities for Offer and Sale. The Company will use its commercially reasonable efforts, in cooperation with the Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Purchasers may designate and to maintain such qualifications in effect as long as required for the sale of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities business in any jurisdiction in which it is not otherwise so subject in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing so.

              (b) Restriction on Sale of Securities. Except as otherwise contemplated by the Private Placement Memorandum and the Transaction Documents, during a period of 90 days from the date of the Final Private Placement Memorandum (the "Lock-up Period"), the Company shall not, without the prior written consent of the Placement Agent, directly or indirectly, (i) issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise transfer or dispose of, any other debt securities of the Company, or securities of the Company that are convertible into, or exchangeable for, the Securities or such other debt securities, (ii) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of any shares of Common Stock or securities convertible into or exchangeable or exercisable for or repayable with Common Stock or (iii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, the economic consequences of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such swap or transaction described in clause (ii) or (iii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that the Company may offer, issue and sell shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock, or debt securities (A) pursuant to any employee, officer or director stock or benefit plan, (B) upon the conversion or exercise of the Securities or securities outstanding on the date hereof, (C) issued or to be issued by the Company in connection with an acquisition, provided that (1) in the case of an acquisition of a private company, the recipient of such shares or securities shall enter into a lock-up agreement for the balance of the Lock-up Period and
(2) in the case of an acquisition of a public company, such shares or securities shall not be issued until the expiration of the Lock-up Period, or (D) relating in any way to the financing of the Acquisition (as defined in the Private Placement Memorandum) or entered into in connection with such financing.

              (c) PORTAL Designation. The Company will use its commercially reasonable efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market.

              (d) Listing on Securities Exchange. The Company will use its commercially reasonable efforts to cause all shares of Common Stock issuable upon conversion of the Securities to be listed on the NASDAQ or listed on another "national securities exchange" registered under Section 6 of the 1934 Act on which shares of its Common Stock are then listed.

              (e) Reservation of Shares of Common Stock. The Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Common Stock upon conversion of the Securities.

              (f) DTC. The Company will use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

       SECTION 4. Payment of Expenses.

              (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, and delivery to the Purchasers of the Private Placement Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Purchasers of this Agreement, any agreement among the Purchasers, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Purchasers and the certificates for the Common Stock issuable upon conversion thereof, including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Securities to the Purchasers, the issuance and delivery of the Common Stock issuable upon conversion thereof and any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities and the shares of Common Stock issuable upon conversion thereof under securities laws in accordance with the provisions of Section 3(a) hereof, (vi) the fees and expenses of the Trustee, including the reasonable and documented fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, (viii) any fees payable in connection with the rating of the Securities, (ix) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322, (x) any fees of the NASD in connection with the Securities, (xi) the fees and expenses of any transfer agent or registrar for the Common Stock, and (xii) the fees and expenses of the Designated Investor's Counsel.

       SECTION 5. Conditions of Purchasers' Obligations. The obligations of the Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof as of the date hereof and as of the Closing Time or in certificates of any officer of the Company or its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

              (a) Opinions of Counsel for Company. At Closing Time, the Purchasers shall have received the favorable opinions, dated as of Closing Time, of (1) Miller & Martin PLLC, counsel for the Company, to the effect set forth in Exhibit A-1 hereto and (2) King & Spalding LLP, special counsel for the Company, to the effect set forth in Exhibit A-2 hereto. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

              (b) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Private Placement Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Designated Investor's Counsel shall have received a certificate of the President of the Company and of the chief accounting officer of the Company, dated as of Closing Time, to the effect that
(i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct in all material respects with the same force and effect as though expressly made at and as of Closing Time, and (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

              (c) PORTAL. At the Closing Time, the Securities shall have been designated for trading on PORTAL.

              (d) Lock-up Letter. On or prior to the date of this Agreement, Merrill Lynch (as defined in Exhibit B attached hereto) shall have received an agreement substantially in the form of Exhibit B attached hereto signed by the persons listed in Schedule A attached hereto.

              (e) Indenture and Registration Rights Agreement. At or prior to the Closing Time, each of the Company and the Trustee shall have executed and delivered the Indenture, and the Company and the Purchasers shall have executed and delivered the Registration Rights Agreement.

              (f) Additional Documents. On or before the Scheduled Closing Date, the Company shall have delivered to the Designated Investor's Counsel, for the benefit of the Purchasers, such further documents, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and its subsidiaries as the Purchasers shall have reasonably requested from the Company reasonably in advance of the Scheduled Closing Date so long as such further documents, certificates, letters and schedules or instruments are reasonable and customary for the transactions contemplated by this Agreement. Delivery of any such documents, certificates, letters and schedules or instruments to the Designated Investor's Counsel shall be deemed to constitute delivery to the applicable Purchasers for all purposes hereunder.

       All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Designated Investor's Counsel. The Company shall furnish to the Purchasers such conformed copies of such documents, certificates, letters, schedules and instruments in such quantities as the Purchasers shall reasonably request.

       SECTION 6. Subsequent Offers and Resales of the Securities.

       (a) Offer and Sale Procedures. Each Purchaser and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

                     (i) Offers and  Sales.  Offers and sales of the  Securities shall be made only to such persons and in such manner as is contemplated by the Private Placement Memorandum.

                     (ii) No General  Solicitation.  No general  solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering or sale of the Securities.

                     (iii) Purchases by Non-Bank  Fiduciaries.  In the case of a non-bank subsequent purchaser ("Subsequent Purchaser") of a Security acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the Purchasers, be a QIB.

                     (iv) Subsequent Purchaser Notification. Each Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Securities from such Purchaser or its Affiliate, as the case may be, in the United States that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company or one of its subsidiaries, (2) outside the United States in accordance with Regulation S under the 1933 Act, or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a QIB that is purchasing such Securities for its own account or for the account of a QIB to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

                     (v) Minimum  Principal Amount. No sale of the Securities to any one Subsequent Purchaser will be for less than U.S. $1,000 principal amount and no Security will be issued in a smaller principal amount. If the Subsequent Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least U.S. $1,000 principal amount of the Securities.

                     (vi) Transfer  Restriction.  The transfer  restrictions and the other provisions set forth in the Private Placement Memorandum under the caption "Transfer Restrictions," including the legend required thereby, shall apply to the Securities. Following the sale of the Securities by the Purchasers to each Subsequent Purchaser pursuant to and in compliance with the terms hereof, the Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any subsequent resale or transfer of any Security

       (a)    Covenants  of  the  Company.   The  Company  covenants  with  each
Purchaser as follows:

                     (i) Integration. The Company agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

                     (ii) Rule 144A  Information.  The Company  agrees that,  in order to render the offered Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the offered Securities remain outstanding, it will make available, upon request, to any holder of offered Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

                     (iii) Restriction on Resales. The Company will not, and will cause its Affiliates not to, resell any offered Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions) that have been reacquired by any of them and shall immediately upon any purchase of any such Securities submit such Securities to the Trustee for cancellation.

       (b) Representations, Warranties and Covenants of the Purchasers. Each Purchaser severally, and not jointly, hereby represents and warrants to, and covenants with, the Company, that:

                     (i) The  Purchaser is (a) a QIB, (b) aware that the sale to it is being made in reliance on a private placement exemption from registration under the 1933 Act and (c) acquiring the Securities for its own account or for the account of a QIB and not with a view to the distribution thereof.

                     (ii) The Purchaser  understands that the Securities and the
              Common Stock issuable upon conversion of the Securities are being offered in a transaction not involving any public offering within the meaning of the 1933 Act, that the Securities and the Common Stock issuable upon conversion of the Securities have not been and, except as described in the Private Placement Memorandum, will not be registered under the 1933 Act and that (a) if prior to the expiration of the applicable holding period specified in Rule 144(k) of the 1933 Act it decides to offer, resell, pledge or otherwise transfer any of the Securities or Common Stock issued upon conversion of the Securities, such Securities and Common Stock may be offered, resold, pledged or otherwise transferred only (i) to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (ii) pursuant to an exemption from registration under the 1933 Act provided by Rule 144 thereunder (if available), (iii) pursuant to an effective registration statement under the 1933 Act or (iv) to the Company or one of its subsidiaries, in each of cases (i) through (iv) in accordance with any applicable securities laws of any state of the United States, and that (b) the Purchaser will, and each subsequent holder of the Securities is required to, notify any subsequent purchaser of the Securities or the Common Stock issued upon conversion of the Securities of the resale restrictions referred to in clause (a) above and will provide the Company and the transfer agent such certificates and other information as they may reasonably require to confirm that the transfer by it complies with the foregoing restrictions, if applicable.

                     (iii) The Purchaser understands that the Securities and the
              Common Stock issuable upon conversion of the Securities will, until the expiration of the applicable holding period set forth in Rule 144(k) of the 1933 Act, unless sold pursuant to a registration statement that has been declared effective under the 1933 Act or in compliance with Rule 144, bear a legend substantially to the following effect:

                     THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT
              FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
              SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                     THE HOLDER OF THIS  SECURITY  AGREES FOR THE BENEFIT OF THE
              COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER

              REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144
              THEREUNDER (IF AVAILABLE), (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (IV) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH
              (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN CLAUSE (A) ABOVE.

                     (iv) The  Purchaser  (a) is able to fend for  itself in the transactions contemplated by the Private Placement Memorandum, (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities and (c) has the ability to bear the economic risks of its prospective investment in the Securities and can afford the complete loss of such investment.

                     (v) The  Purchaser  has received a copy of the  Preliminary
              Private Placement Memorandum and upon delivery by the Company prior to Closing of the Final Private Placement Memorandum will have received a copy of the Final Private Placement Memorandum and acknowledges that (a) it has conducted its own investigation of the Company and the terms of the Securities and, in conducting its examination, it has not relied on, and will not rely on, the Placement Agent, any statements or other information provided by the Placement Agent concerning the Company or the terms of this offering or any due diligence investigation that the Placement Agent or its affiliates, or any person acting on behalf of any of them, may conduct or may have conducted with respect to the Securities or the Company, (b) it has had access to the Company's public filings with the Securities and Exchange Commission and to such financial and other information as it deems necessary to make its decision to purchase the Securities, (c) it has been offered the opportunity to ask questions of the Company and, if asked questions, received answers thereto, as it deemed necessary in connection with the decision to purchase the Securities and (d) it is aware that there may be additional non-public information with respect to the Securities, the Company and developments relating to the Company, including non-public information relating to the proposed acquisition of the U.S. rights to five brands from Johnson & Johnson and the consumer healthcare business of Pfizer, that the Company has agreed to make available to or discuss with the Purchaser upon execution by such Purchaser of a confidentiality agreement, and that the Purchaser has either executed such confidentiality agreement and received such information or participated in such discussions as are satisfactory to it or has elected in its sole discretion not to request such information or discussions.

                     (vi) The Purchaser, its affiliates and any of its and their directors, officers, employees, agents, advisors and controlling persons are aware that the U.S. securities laws prohibit any person that has material non-public information about a company from purchasing or selling, directly or indirectly, securities of such company (including entering into hedging transactions involving such securities) or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such other person is likely to purchase or sell such securities.

                     (vii) The Purchaser understands that the Company, the Placement Agent and others will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements and agrees that if any of the representations and acknowledgements deemed to have been made by it by its purchase of the Securities are no longer accurate, the Purchaser shall promptly notify the Company and each Placement Agent. The Purchaser hereby consents to such reliance. If the Purchaser is acquiring the Securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing representations, acknowledgements and agreements on behalf of such account.

                     (viii) The  Purchaser  has not  solicited  offers  for,  or offered or sold, and will not solicit offers for, or offer to sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the 1933 Act or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act.

                     (ix) The Purchaser  acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company or any Placement Agent that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where action for that purpose is required. Each Purchaser outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

                     (x) The Purchaser  further  represents and warrants to, and covenants with, the Company that the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                     (xi) The Purchaser  understands that nothing in the Private
              Placement Memorandum, this Agreement, the Company's public filings with the Commission or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors and made its own assessments as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

       The Purchasers understand that the Company, and for purposes of the opinions to be delivered to it pursuant to Section 5 hereof, counsel to the Company will rely upon the accuracy and truth of the foregoing representations, and the Purchasers hereby consent to such reliance.

       SECTION 7. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Purchaser or its Affiliates or selling agents, any person controlling any Purchaser, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.

       SECTION 8. Tax Disclosure. Notwithstanding any other provision of this Agreement, immediately upon commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to the Company relating to such tax treatment and tax structure. For purposes of the foregoing, the term "tax treatment" is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term "tax structure" includes any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transactions contemplated hereby.

       SECTION 9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Purchasers shall be directed to Sidley Austin LLP, attention of Robert Mandell (Facsimile:
(212) 839-5599); and notices to the Company shall be directed to it at Chattem, Inc., 1715 West 38th Street, Chattanooga, TN 37409, attention of Theodore K. Whitfield, Jr., General Counsel and Secretary (Facsimile: (423) 821-0395), with a copy to Miller & Martin, LLP, Suite 1000 Volunteer Building, 832 Georgia Avenue, Chattanooga, TN 37402, attention of Hugh F. Sharber, Esq. (Facsimile:
(423) 785-8480).

       SECTION 10. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Purchasers, or any of them, with respect to the subject matter hereof.

       SECTION 11. Parties. This Agreement shall inure to the benefit of and be binding upon the Purchasers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Purchasers and the Company and their respective successors and the controlling persons and officers and directors and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Purchasers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Purchaser shall be deemed to be a successor by reason merely of such purchase.

       SECTION 12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

       SECTION 13. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

       SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

       SECTION 15. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

       SECTION 16. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

       If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Purchaser and the Company in accordance with its terms.

                                        Very truly yours,


                                        CHATTEM, INC.



                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.


Name of Purchaser:
                   ----------------------------------

By:
    -------------------------------------------------

Print Name:
            -----------------------------------------

Title:
       ----------------------------------------------

Address:
         --------------------------------------------



Tax ID No.:
            -----------------------------------------

Contact Name:
              ---------------------------------------

Telephone:
           ------------------------------------------

Back office contact:
                     --------------------------------


Aggregate Principal Amount of Securities Allocated to Purchaser: